THE DESTINATION FUNDS

                         DESTINATION SELECT EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                December 29, 2008
                         Supplemented on March 13, 2009

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Destination Select Equity Fund dated December 29, 2008. This SAI incorporates by reference information from the Fund's Annual Report dated August 31, 2008. You may obtain a free copy of the Fund's Prospectus and Annual Report by writing to The Destination Funds, c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-866-738-1128.

TABLE OF CONTENTS                                                           PAGE
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DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS..............................................................2

INVESTMENT LIMITATIONS.........................................................6

THE INVESTMENT ADVISER ........................................................8

TRUSTEES AND OFFICERS.........................................................11

PRINCIPAL SHAREHOLDERS........................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................15

DETERMINATION OF NET ASSET VALUE..............................................16

CALCULATION OF PERFORMANCE DATA...............................................17

ADDITIONAL TAX INFORMATION....................................................18

PROXY VOTING POLICIES AND PROCEDURES..........................................21

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................21

CUSTODIAN.....................................................................23

FUND SERVICES.................................................................23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................24

DISTRIBUTOR...................................................................24

FINANCIAL STATEMENTS..........................................................25

APPENDIX A - PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES..................26



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                      DESCRIPTION OF THE TRUST AND THE FUND

      The Destination Select Equity Fund (the "Fund") was organized as a diversified series of The Destination Funds (the "Trust") on December 14, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated December 14, 2004 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is Destination Capital Management, Inc. (the "Adviser").

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "How the Fund Values its Shares" in the Fund's Prospectus and "Determination of Net Asset Value" in this Statement of Additional Information.

      ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This  section  contains   information   about  the  Fund's   non-principal
investment strategies and risks.

      EQUITY SECURITIES -- In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.


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

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

      The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

      Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50,

Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed onto the Fund and its shareholders. The Fund will not invest more than 5% of its total assets in any one registered investment company and no more than 10% of its total assets in all registered investment companies. Notwithstanding the foregoing percentage limitations, the Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund, when relying on this 3% exception, will either (a) seek instructions from its shareholders with regard to the voting of all proxies with respect to such investment company shares and will vote such proxies only in accordance with such instructions, or (b) will vote the shares held by it in the same proportion as the vote of all other holders of such investment company shares.

      REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Because the security purchased by the Fund constitutes collateral for the repurchase obligation, a repurchase agreement is considered a type of collateralized loan. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. Repurchase agreements will be used by the Fund as an option for its overnight cash investments. The Fund will typically invest in repurchase agreements when the yield offered is equal to or better than the yield of other short-term investment options available to the Fund.

      The Fund does not intend to invest in reverse repurchase agreements.

      OPTION TRANSACTIONS -- The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality, liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

      The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations. The Fund will limit its investments in options to 5% of its total assets.

      LOANS OF PORTFOLIO SECURITIES -- The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets. Although generation of income is not a principal investment strategy of the Fund, the Adviser may, if deemed in the best interest of the Fund, loan the Fund's securities. The income generated by such loans can be used by the Fund to pay expenses, cover redemptions, and purchase additional portfolio securities.

      SHORT SALES -- The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

      In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.

      The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

      PORTFOLIO TURNOVER -- The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including higher brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The Adviser does not anticipate that the Fund's annual portfolio turnover rate will exceed 100%. For the fiscal periods ended August 31, 2008, 2007 and 2006, the Fund's annualized portfolio turnover rates were 17%, 34% and 22%, respectively.

                             INVESTMENT LIMITATIONS

      FUNDAMENTAL. The Fund's status as a diversified fund as well as the investment limitations described below have been adopted by the Trust with respect to the Fund as "fundamental," I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. The Fund's investment objective is non-fundamental. See the Prospectus for more information on the Fund's investment objective.

      1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from


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

entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

      7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.


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

      NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," I.E., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

      1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

      2. LEVERAGE. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

      3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

      5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

                             THE INVESTMENT ADVISER

      The Fund's investment adviser is Destination Capital Management, Inc. (the "Adviser"), Three Ygnacio Center, 2001 North Main Street, Suite 270, Walnut Creek, California 94596. Michael A. Yoshikami is the majority shareholder of the Adviser and is therefore deemed to control the Adviser. The Adviser was founded in January 2004.

      Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

      The Adviser has contractually agreed to reduce its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2018. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions and expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Investment Advisory Agreement with the Trust.

      During the fiscal year ended August 31, 2008, the Adviser waived its entire advisory fee of $6,671 and reimbursed other Fund expenses totaling $140,990. During the fiscal year ended August 31, 2007, the Adviser waived its entire advisory fee of $5,455 and reimbursed other Fund expenses totaling $147,322. During the fiscal period ended August 31, 2006, the Adviser waived its entire advisory fee of $1,556 and reimbursed other Fund expenses totaling
$84,701. As of August 31, 2008, the Adviser may in the future recoup fee reductions and expense reimbursements totaling $386,695. The Adviser may recoup a portion of this amount no later than the dates set forth below:

        August 31, 2009         August 31, 2010         August 31, 2011
        ---------------         ---------------         ---------------
             $86,257                $152,777                $147,661

      The Investment Advisory Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Investment Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Fund will not be subject to any penalty or payment if the Investment Advisory Agreement terminates.

      The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

      THE PORTFOLIO MANAGERS

      Michael A. Yoshikami Ph.D serves as the Fund's co-portfolio manager and is jointly responsible for overseeing the day-to-day management of the Fund. Mr. Yoshikami's Doctorate Degree is in Education. Mr. Yoshikami has over 20 years of investment and financial planning experience. On behalf of the Adviser, Mr. Yoshikami does not manage any other accounts. However, in his capacity as Chief Investment Strategist for an affiliated company of the Adviser, Mr. Yoshikami, along with Mr. Craig Gentry (the Fund's other co-portfolio manager) and two research analysts, manages 2,905 private client accounts as of August 31, 2008. These accounts represent approximately $902 million in assets. Mr. Yoshikami does not manage any other registered investment companies or other pooled investment products.

      Craig Gentry also serves as the Fund's co-portfolio manager and is jointly responsible for overseeing the day-to-day management of the Fund. Mr. Gentry has held senior positions in several asset management firms, including serving as Director of Investments at Ivy Asset Management, a subsidiary of the Bank of New York, and Vice President, Alternative Investment Strategies at Citigroup. Mr. Gentry, like Mr. Yoshikami, does not manage any other accounts for the Adviser. However, in his role as a portfolio manager for an affiliated company of the Adviser, Mr. Gentry, along with Mr. Yoshikami and two research analysts, manages 2,905 private client accounts as of August 31, 2008, representing approximately $902 million in assets. Mr. Gentry does not manage any other registered investment companies or other pooled investment products.

      CONFLICTS OF INTEREST

      The Adviser does not believe any material conflicts of interest exist in connection with Messrs. Yoshikami or Gentry's management of Fund assets and their management of the other accounts noted above. The private client accounts managed by Messrs. Yoshikami and Gentry have essentially the same investment objective and are managed according to similar strategies as the Fund. These private client accounts, like the Fund, pay an advisory fee based upon the size of the accounts, and no performance-related fee structures are involved with any of the accounts. Due to the similarities in investment objective and strategies, the Adviser does not believe any material conflicts exist with regard to security selection or security allocation between the Fund and the other accounts.

      COMPENSATION

      Mr. Yoshikami, as majority owner and controlling shareholder of the Adviser, will be compensated based upon the profits of the Adviser. The profits of the Adviser, in part, depend on the accumulation of assets in the Fund. Until the Adviser is profitable, Mr. Yoshikami will not receive any compensation for his services to the Fund. In addition, the Adviser has committed to limit the Fund's overall expense ratio to 1.25% per annum. Under certain circumstances the Adviser has the ability to recoup fee reductions and expense reimbursements paid or fees reduced for a period of three years from the date the fees were reduced or the expenses were reimbursed. Please see above in this section for a detailed discussion of the Expense Limitation Agreement.

      Mr. Yoshikami is compensated by an affiliated company for his portfolio management services provided to such company's private client accounts. His compensation package consists of a fixed salary along with the opportunity for a bonus, depending on the profitability of such company. Mr. Yoshikami is also the controlling shareholder of the affiliated company responsible for the management of these other client accounts.

      Mr. Gentry does not receive any direct or indirect compensation from the Adviser. His compensation is paid by an affiliated company. From the affiliated company Mr. Gentry receives a fixed salary, up to a 25% company match on his 401(k) contributions, which is subject to a 5-year vesting schedule, and health care benefits, which are available to all non-exempt employees.

      FUND OWNERSHIP

      The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Managers as of August 31, 2008.

        ---------------------------------------------------------------
                  Name of                   Dollar Value of Fund Shares
             Portfolio Manager                  Beneficially Owned
        ---------------------------------------------------------------
        Michael A. Yoshikami                     $100,001-$500,000
        ---------------------------------------------------------------
        Craig Gentry                              $10,001-$50,000
        ---------------------------------------------------------------

                              TRUSTEES AND OFFICERS

      Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF       POSITION(S) HELD   PAST 5 YEARS AND DIRECTORSHIPS OF     OVERSEEN BY
   NAME, ADDRESS AND AGE                  TIME SERVED         WITH TRUST               PUBLIC COMPANIES               TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
*Michael A. Yoshikami                        Since             President      President and Chief Investment             1
Three Ygnacio Center                     December 2004        and Trustee     Strategist of Destination Capital
2001 North Main Street, Suite 270                                             Management, Inc. and YCMNET
Walnut Creek, CA 94596                                                        Advisors, Inc.
Year of birth: 1960

INDEPENDENT TRUSTEES:

Brian T. Seager                              Since              Trustee       President of BTS Development,              1
Three Ygnacio Center                       April 2005                         Brilor, Inc. and Summit Ridge
2001 North Main Street, Suite 270                                             Communities; Director of American
Walnut Creek, CA 94596                                                        Vantage Companies
Year of birth: 1960

Dr. Richard L. Brown                         Since              Trustee       Retired.  Until June 2004,                 1
Three Ygnacio Center                       April 2005                         Psychologist for Fresno School
2001 North Main Street, Suite 270                                             District
Walnut Creek, CA 94596
Year of birth: 1940

Michael W. Callahan                          Since              Trustee       President of Emkay Corporation             1
Three Ygnacio Center                       April 2005
2001 North Main Street, Suite 270
Walnut Creek, CA 94596
Year of birth: 1955

Sabir S. Jaffer                              Since              Trustee       President of Merit Hospitality             1
Three Ygnacio Center                       April 2005                         Services from January 2003 to
2001 North Main Street, Suite 270                                             present; General Manager of HILBA
Walnut Creek, CA 94596                                                        Star LLP from November 2003 to
Year of birth: 1963                                                           January 2005; General Manager of
                                                                              Westmont Hospitality Group, Inc.
                                                                              from September 1997 to November
                                                                              2003

EXECUTIVE OFFICERS:

Robert G. Dorsey                             Since          Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              April 2005                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of birth: 1957

Mark J. Seger                                Since             Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              April 2005                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of birth: 1962


John F. Splain                               Since             Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              April 2005                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of birth: 1956

Alexis B. Stice                              Since         Chief Compliance   Chief Compliance Officer of
Three Ygnacio Center                       June 2008            Officer       Destination Capital Management,
2001 North Main Street, Suite 270                                             Inc. and YCMNET Advisors, Inc.
Walnut Creek, CA 94596
Year of birth: 1970

* Mr. Yoshikami is an affiliated person of Destination Capital Management, Inc., the Fund's investment adviser, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. Seager, Callahan, Brown and Jaffer are the members of the Audit Committee. The Audit Committee met one time during the fiscal year ended August 31, 2008. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2007.


                               Dollar Range of            Aggregate Dollar
                              Fund Shares Owned     Range of Shares of All Funds
Name of Trustee                   by Trustee            Overseen by Trustee
--------------------------------------------------------------------------------
Michael A. Yoshikami            Over $100,000              Over $100,000
INDEPENDENT TRUSTEES:
Dr. Richard L. Brown          $50,001 - $100,000         $50,001 - $100,000
Brian T. Seager               $50,001 - $100,000         $50,001 - $100,000
Michael W. Callahan               $1 - $10,000               $1 - $10,000
Sabir S. Jaffer                   $1 - $10,000               $1 - $10,000

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund a $1,000 fee for attendance at each Board Meeting. In addition, Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. The following table provides compensation paid during the fiscal year ended August 31, 2008.

------------------------------------------------------------------------------------------------------------------------
                                    Aggregate                                  Estimated Annual      Total Compensation
                                Compensation for     Pension or Retirement       Benefits Upon      for Services to Fund
      Name of Trustee           Services to Fund        Benefits Accrued          Retirement          and Fund Complex
------------------------------------------------------------------------------------------------------------------------
Michael A. Yoshikami                  None                    None                   None                   None
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
Dr. Richard L. Brown                 $4,000                   None                   None                  $4,000
------------------------------------------------------------------------------------------------------------------------
Brian T. Seager                      $3,000                   None                   None                  $3,000
------------------------------------------------------------------------------------------------------------------------
Michael W. Callahan                  $3,000                   None                   None                  $3,000
------------------------------------------------------------------------------------------------------------------------
Sabir S. Jaffer                      $4,000                   None                   None                  $4,000
------------------------------------------------------------------------------------------------------------------------

      INDEPENDENT TRUSTEE OWNERSHIP IN THE FUND'S INVESTMENT ADVISER(1) OR DISTRIBUTOR.(2) This information is provided as of December 31, 2007.

=========================================================================================================================
            (1)                   (2)               (3)                 (4)                 (5)               (6)
=========================================================================================================================
                             NAME OF OWNERS
                           AND RELATIONSHIPS      NAME OF          TITLE OF CLASS         VALUE OF         PERCENT OF
      NAME OF TRUSTEE          TO TRUSTEE         COMPANY           OF SECURITY         SECURITIES            CLASS
=========================================================================================================================
Dr. Richard L. Brown              N/A               N/A                 N/A                NONE               N/A
-------------------------------------------------------------------------------------------------------------------------
Brian T. Seager                   N/A               N/A                 N/A                NONE               N/A
-------------------------------------------------------------------------------------------------------------------------
Michael W. Callahan               N/A               N/A                 N/A                NONE               N/A
-------------------------------------------------------------------------------------------------------------------------
Sabir S. Jafer                    N/A               N/A                 N/A                NONE               N/A
-------------------------------------------------------------------------------------------------------------------------

(1)   Destination Capital Management, Inc.
(2)   Ultimus Fund Distributors, LLC

                             PRINCIPAL SHAREHOLDERS

      As of December 2, 2008, the following accounts owned of record or beneficially 5% or more of the Fund's outstanding shares:

----------------------------------------------------------------------------------------------------------------
                                           Number of Fund        Percentage of Fund's
   Name and Address of Shareholder          Shares Owned          Outstanding Shares         Type of Ownership
----------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                    56,932.662                 67.13%                    Record
101 Montgomery Street
San Francisco, California 94104
----------------------------------------------------------------------------------------------------------------
YCMNET Advisors, Inc.                         12,534.985                 14.78%            Record and Beneficial
Three Ygnacio Center
2001 North Main Street, Suite 270
Walnut Creek, California 94596
----------------------------------------------------------------------------------------------------------------
Brian T. Seager                                5,416.185                  6.39%                  Beneficial
Three Ygnacio Center
2001 North Main Street, Suite 270
Walnut Creek, California 94596
----------------------------------------------------------------------------------------------------------------

      As of December 2, 2008, the officers and Trustees of the Trust as a group owned of record and/or beneficially 25.79% of the Fund's outstanding shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser does not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. During the fiscal periods ended August 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $227, $524 and $395, respectively.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.

      While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

      The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions.

      The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and
(b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

      The Investment Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others. The Fund and the Adviser do not receive hard dollar credits from the Fund's custodian, the Fund's transfer agent or from any broker or dealer.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes of Ethics from the Securities and Exchange Commission.

                        DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Equity securities are valued at their market value when reliable market quotations are readily available. Securities traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities which are quoted by NASDAQ are generally valued at the NASDAQ Official Closing Price. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities are valued at their market value when reliable market quotations are readily available. A pricing service typically utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

                         CALCULATION OF PERFORMANCE DATA

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n + ERV
Where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2008, the Fund had a capital loss carryforward of $65 which expires August 31, 2016. In addition, the Fund had net realized losses of $46,764 during the period November 1, 2007 through August 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending August 31, 2009. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

                      PROXY VOTING POLICIES AND PROCEDURES

      The  Trust  and  the  Adviser  have  adopted  Proxy  Voting  Policies  and
Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available, without charge upon request, by calling 1-866-738-1128, or on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.
      o Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to three different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Chief Compliance Officer ("CCO") of the Fund. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-----------------------------------------------------------------------------------------------------------------------
                                                                                              RECEIPT OF COMPENSATION
                                                                                              OR OTHER CONSIDERATION
NAME OF RATING OR RANKING                                  TIMING OF RELEASE AND CONDITIONS   BY THE FUND OR
ORGANIZATION                    INFORMATION PROVIDED       OR RESTRICTIONS ON USE             AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                  CUSIP, shares/par,         Provided quarterly, with a                   None
                                market value               30-day lag.  No formal
                                                           conditions or restrictions.
                                                           Bloomberg indicates that it
                                                           requires all employees to sign
                                                           confidentiality agreements
                                                           acknowledging all information
                                                           received during their employment
                                                           must be used for legitimate
                                                           business purposes only.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.               CUSIP, description,        Provided monthly, with a 30-day              None
                                shares/par, market value   lag. No formal conditions or
                                                           restrictions.
-----------------------------------------------------------------------------------------------------------------------
Lipper                          CUSIP, description,        Provided monthly, with a 30-day              None
                                shares/par                 lag.  No formal conditions or
                                                           restrictions.  Lipper indicates
                                                           that it will not trade based on
                                                           the Fund's portfolio
                                                           information, and it prohibits
                                                           its employees from any such
                                                           trading.
-----------------------------------------------------------------------------------------------------------------------
Standard & Poor's               CUSIP, description,        Provided monthly, with a 30-day              None
                                shares/par, market         lag.  No formal conditions or
                                value, coupon, maturity    restrictions.  Standard & Poor's
                                date, % of total net       indicates that its employees are
                                assets                     required to follow a code of
                                                           business conduct that prohibits
                                                           them from using portfolio
                                                           information for anything other
                                                           than performing their job
                                                           responsibilities, and employees
                                                           must certify annually that they
                                                           have followed this code of
                                                           business conduct.
-----------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

      o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors; financial printers; and brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.


            Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

---------------------------------------------------------------------------------------------------------
                                            FREQUENCY OF ACCESS TO
       TYPE OF SERVICE PROVIDER              PORTFOLIO INFORMATION              RESTRICTIONS ON USE
---------------------------------------------------------------------------------------------------------
Adviser                                 Daily                               Contractual and Ethical
---------------------------------------------------------------------------------------------------------
Administrator (fund accountant and      Daily                               Contractual and Ethical
transfer agent)
---------------------------------------------------------------------------------------------------------
Custodian                               Daily                               Contractual and Ethical
---------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                 Ethical
---------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board           Ethical
                                        meetings, and if a legal issue
                                        regarding the portfolio requires
                                        counsel's review
---------------------------------------------------------------------------------------------------------
Broker/Dealers through which Fund       Daily access to purchase and/or     Contractual and Ethical
purchases and sells portfolio           sale activity
securities
---------------------------------------------------------------------------------------------------------

            The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

      o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

                                    CUSTODIAN

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                                  FUND SERVICES

      The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines. Effective August 1, 2008, the monthly minimum fee was reduced to $1,000 if the Fund has fewer than 100 shareholder accounts.

      Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

      Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

      During the fiscal periods ended August 31, 2008, 2007 and 2006, Ultimus received the following fees for its services as administrator, accounting agent and transfer agent:

PERIOD ENDED:     ADMINISTRATION FEES     ACCOUNTING FEES    TRANSFER AGENT FEES
-------------     -------------------     ---------------    -------------------

August 31, 2008         $24,000               $30,089              $17,500
August 31, 2007         $24,000               $30,076              $18,000
August 31, 2006         $16,000               $20,021              $12,000

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending August 31, 2009. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                                   DISTRIBUTOR

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                              FINANCIAL STATEMENTS

      The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated August 31, 2008.

                                   Appendix A
                                   ----------

                                DESTINATION FUNDS
                       DESTINATION CAPITAL MANAGEMENT, INC

                 PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the investment adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The Advisers Act Amendments require that Destination Capital Management, Inc. (the "Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies and where the Adviser has been delegated proxy voting authority. The IC Amendments require that the Destination Select Equity Fund (the "Fund") disclose the policies and procedures used to vote its proxies. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Adviser and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

      Overall, proxy voting will be managed in an effort to act in the best interests of the Adviser's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.

II.   GENERAL POLICY FOR VOTING PROXIES

      The Adviser shall vote proxies related to securities held by any client in a manner solely in the interest of the client. The Adviser shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Adviser shall establish a proxy voting committee. This committee will be responsible for voting proxies in the best interests of the Adviser's clients. The Chief Compliance Officer ("CCO") of the Adviser will be the chair of this committee and will be the person responsible for its decisions on proxy voting and shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

III.  PROXY VOTING PROCEDURES

      The following details the Adviser's practice regarding the voting of proxies.

      A.    PROCEDURES

            a. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the CCO will be responsible for voting the proxies related to that account.

            b. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the CCO.

            c. Prior to voting, the CCO will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

            d. The CCO will promptly vote proxies received in a manner consistent with the Proxy voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

            e. The CCO will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed in the proper client's file and becomes a permanent part of the records of the Company.

            f. The CCO will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act or (for the Fund) under Rule 30b1-4 of the Investment Company Act.

            g. On an ongoing basis, the CCO will monitor corporate management of issuers whose securities are held by clients whose accounts he or she manages and where appropriate will communicate with the management of such issuers.

            h.    Periodically, the CCO will:


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

                  1.    Verify that all annual proxies for the  securities  held
                        in  the  clients   managed  by  the  Adviser  have  been
                        received;

                  2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

                  3. Report to the client how each proxy sent to Adviser on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

                  4. Review the files to verify that records of the voting of the proxies have been properly maintained; and 5. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures.

IV.   MATERIAL CONFLICTS OF INTEREST

      The Adviser recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the proxy voting committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If a conflict of interest is determined not to be material by the proxy voting committee, the CCO may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, an independent third party proxy service provider will be engaged by the CCO to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote). If a material conflict is found to exist, written documentation of the conflict (the "Conflict Memo") shall be produced. Specifically, the Conflict Memo should describe:

            o     the proposal to be voted upon;

            o     the nature of the material conflict of interest involved;

            o the independent third party proxy service provider engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote); and


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

            o Verification that the Adviser reasonably believes that the voting recommendation issued by the independent party appears to be in the best interest of the client;

V.    ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted. The Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser. Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. The Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VI.   FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO FUND SECURITIES

            Beginning with the Fund's effectiveness, its Statements of Additional Information ("SAI") on Form N-1A will disclose the Fund's Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

            The Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940 - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

            As part of the filing, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:


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

            (i)   The name of the issuer of the portfolio security;
            (ii)  The exchange ticker symbol of the portfolio security;
            (iii) The  Council on  Uniform  Security  Identification  Procedures
                  ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
            (iv)  The shareholder meeting date;
            (v)   A brief identification of the matter voted on;
            (vi) Whether matter was proposed by the issuer or by a security holder;
            (vii) Whether the Fund cast its vote on the matter;
            (viii)How  the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
            (ix)  Whether the Fund cast its vote for or against management.

            The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

            The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VII.  RECORDKEEPING

      The Adviser/CCO shall keep the following records for a period of at least five years, the first two in an easily accessible place:

            (i)   A copy of this Policy;
            (ii) Proxy Statements, Annual Reports, and Proposals received regarding client securities;
            (iii) Records of votes cast on behalf of clients;
            (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot); (v) Records of client requests for proxy voting information, and
            (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.


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

      The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

      The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                         This the 18th day of April, 2005

                                         /s/ Michael A. Yoshikami
                                         -------------------------------------
                                         Michael A. Yoshikami
                                         President
                                         Destination Capital Management, Inc.

                                         /s/ Michael A. Yoshikami
                                         -------------------------------------
                                         Michael A. Yoshikami
                                         President
                                         Destination Funds


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